UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Shoreway Road, Suite B San Carlos, California 94070
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market
Warrant to Purchase Common Stock	BCDAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Annual Meeting of Stockholders

BioCardia, Inc. (the “Company”) announces that its Board of Directors (the “Board”) has established Tuesday, June 15, 2021 as the date for the next Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held at the Company’s principal executive offices located at 125 Shoreway Road, Suite B, San Carlos, California 94070. The Board also established the close of business on April 20, 2021 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The time and attendance instructions of the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, to be electronically filed prior to the Annual Meeting with the U.S. Securities and Exchange Commission (“SEC”).

Stockholder Nomination of Directors

Because the Annual Meeting will be held more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders on December 22, 2020, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby informing its stockholders of the following:

For stockholders who desire to submit a proposal for consideration at the Annual Meeting and wish to have such proposal included in the Company’s proxy statement, the Company has set a new deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Exchange Act. In order to be considered timely, the proposal must be received at the Company’s principal executive offices no later than April 16, 2021, which the Company has determined is a reasonable time before the Company begins to print and mail its proxy materials. Such stockholder proposals must also comply with the other requirements of Rule 14a-8 of the Exchange Act.

In addition, if a stockholder of the Company intends to nominate a person for election to the Board at the Annual Meeting or who intends to submit a proposal regarding any other matter of business at the Annual Meeting but who does not intend for such proposal to be included in the Company’s proxy materials, the deadline for submitting the notice of such nomination or other proposal is the close of business on April 16, 2021. Any notice should be delivered to BioCardia, Inc., 125 Shoreway Road, Suite B, San Carlos, California 94070, Attention: Secretary. Any such notice must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and our amended and restated bylaws, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: March 30, 2021